SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDED CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2003

NETSCREEN TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

0-33387	77-0469208
(Commission File Number)	(IRS Employer Identification No.)

805 11th Avenue, Building 3, Sunnyvale, California	94089
(Address of Principal Executive Offices)	(Zip Code)

(408) 543-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

On November 14, 2003, NetScreen Technologies, Inc. (“NetScreen”) completed the acquisition of Neoteris, Inc., a Delaware corporation (“Neoteris”), through the merger of a wholly owned subsidiary of NetScreen with and into Neoteris, with Neoteris surviving as a wholly-owned subsidiary of NetScreen (the “Merger”). This Amended Current Report on Form 8-K amends Item 7 of the Form 8-K filed on November 26, 2003, as amended on January 28, 2004, by attaching hereto as Exhibit 99.2 and incorporating by reference herein the unaudited pro forma condensed combined financial information of NetScreen Technologies, Inc. and Neoteris for the three months ended December 31, 2003.

(c)	Exhibits.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of NetScreen Technologies, Inc. and Neoteris, Inc. for the three months ended December 31, 2003 and for the year ended September 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCREEN TECHNOLOGIES, INC.

Date: February 24, 2004	By:	/s/ Remo E. Canessa
Remo E. Canessa
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

99.2	Unaudited Pro Forma Condensed Combined Financial Information of NetScreen Technologies, Inc. and Neoteris, Inc. for the three months ended December 31, 2003 and for the year ended September 30, 2003.